EXHIBIT 32.1
CERTIFICATION PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
TITLE 18, UNITED STATES CODE)
Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Kraton Corporation a Delaware corporation (the “Registrant”), does hereby certify, to such officer’s knowledge, that:
The Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2019 (“Form 10-Q”) of the Registrant fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Registrant.
Date: April 25, 2019

By:	/s/ Kevin M. Fogarty
Kevin M. Fogarty
President and Chief Executive Officer

By:	/s/ Chris H. Russell
Chris H. Russell
Vice President and Interim Chief Financial Officer, and Chief Accounting Officer

(A signed original of this written statement required by Section 906 has been provided to Kraton Corporation and will be retained by us and furnished to the Securities and Exchange Commission or its staff upon request.)